UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 14, 2008

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I-TRAX, INC.
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(Exact name of registrant as specified in its charter)

Delaware ------------------------	001-31584 ------------------------	23-3057155 ------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Hillman Drive, Suite 130 Chadds Ford, Pennsylvania ------------------------------------------------	19317 ------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(610) 459-2405

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On March 14, 2008, I-trax, Inc., a Delaware corporation (“I-trax”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Walgreen Co., an Illinois corporation (“Walgreens”), and Putter Acquisition Sub, Inc., a Delaware corporation (the “Acquisition Sub”).

Pursuant to the Merger Agreement, and subject to its terms and conditions, Walgreens will commence tender offers (the “Offers”) to acquire all of the outstanding shares of I-trax common stock, par value $0.001 per share (the “Common Stock Offer”) and all of the outstanding shares of I-trax Series A Convertible Preferred Stock, par value $0.001 (the “Preferred Stock Offer”).  By validly tendering and not withdrawing shares of I-trax common stock in the Common Stock Offer, each I-trax stockholder will receive $5.40 in cash for each share, without interest.  By validly tendering and not withdrawing shares of I-trax Series A Convertible Preferred Stock in the Preferred Stock Offer, each I-trax stockholder will receive $54.00 plus the Dividend Amount (described below) payable for each share in cash, without interest thereon.

As soon as practicable after the consummation of the Offers and subject to the satisfaction or waiver of certain conditions, the Acquisition Sub will merge with and into I-trax (the “Merger”), with I-trax continuing as the surviving corporation and a wholly-owned subsidiary of Walgreens.  In the Merger, all shares of I-trax common stock not validly tendered in the Common Stock Offer will convert into a right to receive $5.40 for each share and all shares of I-trax preferred stock not validly tendered in the Preferred Stock Offer will convert into the right to receive $54.00 plus the Dividend Amount payable for each share.  The Dividend Amount will be calculated by dividing the value of accrued and unpaid dividends on tendered preferred shares at the time of acceptance of the Preferred Stock Offer, or effectiveness of the Merger, as applicable, by $3.84 (which equals the average market price of I-trax’s common stock during the ten trading days prior to, and including, March 14, 2008, calculated in accordance with the terms of the preferred shares) and multiplying the result by $5.40.  Shares held by Walgreens, I-trax or any of their respective subsidiaries will be cancelled in the Merger.

The obligation of Walgreens to accept and pay for the shares tendered in the Offers is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement, including among others, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.  Walgreen’s obligation to accept and pay for the shares tendered in the Offers is also conditioned upon I-trax stockholders validly tendering and not withdrawing more than 50% of the outstanding shares of I-trax common stock, on a fully diluted basis.  Walgreens may not waive this condition without I-trax’s consent.

I-trax and Walgreens make certain representations and warranties in the Merger Agreement.  The representations and warranties allocate risk between the parties and do not establish matters as facts.  If the representations and warranties of a party prove to be untrue because of changed circumstances or otherwise, the other party may have the right not to close the Merger.  The representations and warranties may also be subject to a contractual standard of materiality different from the standard generally applicable under the securities laws.

The Merger Agreement also includes customary covenants of I-trax, Walgreens and Acquisition Sub.  I-trax has agreed to operate its business in the ordinary course until the Merger is consummated.  I-trax has also agreed not to solicit or initiate discussions with third parties about acquiring I-trax and I-trax is restricted in how it can respond to any unsolicited proposal.   Walgreens has agreed not to complete its acquisition of Whole Health Management, Inc. until the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act applicable to the Merger.

The Merger Agreement includes customary termination provisions, and, under certain circumstances, I-trax may be required to pay Walgreens a termination fee of $8,200,000 or Walgreens may be required to pay I-trax a reverse termination fee of $10,000,000.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

Additional Information About the Offers and Where to Find It.

The Offers referred to in this Current Report on Form 8-K have not yet commenced.  This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.

In connection with the Offers, Walgreens intends to file a tender offer statement on Schedule TO and related materials with the Securities and Exchange Commission (the “SEC”), and I-trax will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC. Investors and security holders are strongly advised to read these documents when they become available because they will contain important information about the Offers and the proposed Merger. Free copies of materials, which will be filed by Walgreens and I-trax, will be available at the SEC’s Web site at www.sec.gov, or with respect to Walgreens materials, at www.walgreens.com, and also will be available, without charge, by directing requests to Walgreens, and with respect to I-trax materials, at www.i-trax.com, and will also be available, without charge, by directing requests to I-trax.

Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking statements.”  These forward-looking statements, which may include, but are not limited to, statements concerning the financial condition, results of operations and businesses of I-trax and Walgreens and the benefits expected to result from the contemplated transaction are based on management’s current expectations and estimates and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.

Factors that could cause or contribute to such differences may include, but are not limited to, the risk that the conditions relating to the required minimum tender of I-trax shares or regulatory clearance might not be satisfied in a timely manner or at all, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the failure to satisfy other conditions to completion of the Merger, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, conditions of the economy and other factors described in the most recent periodic reports filed with the SEC by I-trax.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with closing of the acquisition contemplated by the Agreement and Plan of Merger dated March 14, 2008 by and among Walgreen Co., Putter Acquisition Sub, Inc., and I-trax, Inc., the Compensation Committee of the Board of Directors of I-trax, approved the I-trax Transition Compensation Plan (the “Plan”) on March 14, 2008.   The purpose of the Plan is to provide transition compensation to certain key employees of I-trax following the acquisition of I-trax by Walgreens.  All of I-trax’s executive officers will participate in the Plan.  The Plan provides for the award of transaction bonuses and retention bonuses.  To receive a transaction bonus awarded under the Plan, the participants must remain employed by I-trax as of the earlier of the successful completion of the Offers and the Merger.  To receive a retention bonus awarded under the Plan, through a designated transition period, a participant must remain employed by I-trax and continue to comply with all non-compete, non-solicitation, confidentiality and/or non-disparagement requirements applicable to him.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Agreement and Plan of Merger, dated March 14, 2008, among Walgreen Co., Putter Acquisition Sub, Inc., and I-trax, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-TRAX, INC.
Date: March 17, 2008	By: /s/ Yuri Rozenfeld
Name: Yuri Rozenfeld
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.                           Description

2.1	Agreement and Plan of Merger, dated March 14, 2008, among Walgreen Co., Putter Acquisition Sub, Inc., and I-trax, Inc.